Exhibit 99.2

December 19, 2018 3rd Quarter Fiscal 2019 SUPPLEMENTAL INFORMATION

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid’s outlook and guidance for fiscal 2019; the expected timing and the ability to complete the subsequent closings of the sale of the remaining Rite Aid distribution centers and related assets to Walgreens Boots Alliance, Inc. ("WBA"); Rite Aid’s competitive position and ability to implement new strategies following completion of such transaction with WBA and following the termination of the proposed merger with Albertsons Companies, Inc. (“ACI”); and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the pending sale of the remaining Rite Aid distribution centers and related assets to WBA, including the possibility that the transactions may not close, or the business of Rite Aid may suffer as a result of uncertainty surrounding the pending transactions; risks resulting from the termination of the proposed merger with ACI, including the risk that the termination could have an adverse effect on Rite Aid’s ability to retain customers and retain and hire key personnel and maintain relationships with suppliers and customers and on our operating results and businesses generally; the risk of litigation related to the termination of the merger agreement with ACI or the proposed merger; and potential changes to our strategy following the termination of the proposed merger with ACI, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. SAFE HARBOR STATEMENT 2

Cautionary Note Regarding Pro Forma Information The following presentation provides certain pro forma information regarding the impact of Rite Aid’s pending sale of distribution centers and assets to WBA on Rite Aid’s results of operations and capital structure. The pro forma information is for illustrative purposes only, was prepared by management in response to investor inquiries and is based upon a number of assumptions. The pro forma information assumes the completion of all the asset sales when they will actually take place over an extended period of time. Additional items that may require adjustments to the pro forma information may be identified and could result in material changes to the information contained herein. The information in this presentation is not necessarily indicative of what actual financial results of Rite Aid would have been had the sale occurred on the dates or for the periods indicated, nor does it purport to project the financial results of Rite Aid for any future periods or as of any date. Such pro forma information has not been prepared in conformity with Regulation S-X. Rite Aid’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information. Accordingly, they do not express an opinion or provide any form of assurance with respect thereto. The information in this presentation should not be viewed in replacement of results prepared in compliance with Generally Accepted Accounting Principles or any pro forma financial statements subsequently required by the rules and regulations of the SEC. SAFE HARBOR STATEMENT 3

NON-GAAP FINANCIAL MEASURES The following presentation includes the non-GAAP financial measures, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Pro Forma Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A. Rite Aid defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, loss on debt retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, a non-recurring litigation settlement, severance and costs related to facility closures and gain or loss on sale of assets). The current calculation of Adjusted EBITDA reflects a modification made in the second quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items. The presentation includes a reconciliation of Adjusted EBITDA to net income (loss), which is the most directly comparable GAAP financial measure. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, a non-recurring litigation settlement, loss on debt retirements, LIFO adjustments, goodwill and intangible asset impairment charges and the WBA merger termination fee. The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the second quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx intangible assets only. Additionally, the add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the company was on a FIFO inventory basis. The presentation includes a reconciliation of Adjusted Net Income (Loss) to net income (loss), which is the most directly comparable GAAP financial measure. Rite Aid defines Pro Forma Adjusted EBITDA as Adjusted EBITDA plus the fees that would have been earned under the Transition Services Agreement (the “TSA”) with WBA for the relevant period, and in order to improve comparability. Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. The presentation includes a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, litigation settlement and other items. The presentation includes a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure. 4

Q3 - FISCAL 2019 SUMMARY 5 ($ in millions, except per share amounts) Note: Data on this slide and throughout the presentation is on a continuing operations basis.

Q3 - FISCAL 2019 RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA 6 ($ in thousands) 13 Weeks Ended Dec. 1, 2018 13 Weeks Ended Dec. 2, 2017 Net Loss (17,250) $ (18,182) $ Adjustments: Interest expense 56,008 50,308 Income tax benefit (1,471) (16,061) Depreciation and amortization 86,685 95,764 LIFO charge 5,987 6,784 Lease termination and impairment charges 2,628 3,939 Merger and Acquisition-related costs 4,175 6,550 Stock-based compensation expense 1,317 7,186 Inventory write-downs related to store closings 421 2,055 (Gain) loss on sale of assets, net (382) 205 Other 4,673 3,514 Adjusted EBITDA 142,791 142,062 Percent of revenues 2.62% 2.65% Pro Forma Adjustments: Adjustment to reflect a full TSA fee - 23,800 Pro Forma Adjusted EBITDA 142,791 $ 165,862 $

Q3 - FISCAL 2019 RECONCILIATION OF NET LOSS TO ADJUSTED NET INCOME 7 ($ in thousands, except per share amounts) ($ in thousands) 13 Weeks Ended Dec. 1, 2018 13 Weeks Ended Dec. 2, 2017 Net Loss $ (17,250) $ (18,182) Add back - Income tax benefit (1,471) (16,061) Loss before income taxes $ (18,721) $ (34,243) Adjustments: Amortization expense 28,768 35,489 LIFO charge 5,987 6,784 Merger and Acquisition-related costs 4,175 6,550 Adjusted income before income taxes $ 20,209 $ 14,580 Adjusted income tax expense 5,469 6,067 Adjusted net income $ 14,740 $ 8,513 Net loss per diluted share $ (0.02) $ (0.02) Adjusted net income per diluted share $ 0.01 $ 0.01

Q3 - FISCAL 2019 SUMMARY - RETAIL PHARMACY SEGMENT 8 ($ in millions) (1) Refer to slides 10 and 11 for the reconciliations of these non-GAAP measures to their applicable GAAP measures. Q2 - Fiscal 2017 Summary RETAIL PHARMACY SEGMENT ($ in millions) 13 Weeks Ended Dec. 1, 2018 13 Weeks Ended Dec. 2, 2017 Revenue $ 3,976.7 $ 3,959.0 Adjusted EBITDA Gross Profit (1) $ 1,088.2 27.36% $ 1,098.9 27.76% Adjusted EBITDA SG&A(1) $ 987.0 24.82% $ 997.2 25.19% Adjusted EBITDA $ 101.2 2.55% $ 101.7 2.57%

Retail Pharmacy Segment revenue increased $17.7 million. Same store sales increased 1.6%, driven primarily by a 2.4% increase in same store script count. Adjusted EBITDA Gross Profit decreased $10.7 million and Adjusted EBITDA Gross Margin decreased by 40 bps. Pharmacy gross profit increased due to the increase in same store script count. This increase was more than offset by a decrease in front end gross profit, driven by our front end sales decline, and increases in distribution costs driven by the realignment of stores in our distribution network resulting from the sale of a distribution center to Walgreens Boots Alliance. Adjusted EBITDA SG&A was $10.2 million better than the prior year. TSA fees of $17.9 million received from WBA were partially offset by an increase in employee expenses. Q3 - FISCAL 2019 SUMMARY – RETAIL PHARMACY SEGMENT 9

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT - RETAIL PHARMACY SEGMENT 10 ($ in thousands)

RECONCILIATION OF ADJUSTED EBITDA SG&A - RETAIL PHARMACY SEGMENT 11 ($ in thousands) Reconciliation of Adjusted EBITDA SG&A Retail Pharmacy Segment ($ in thousands) 13 Weeks Ended Dec. 1, 2018 13 Weeks Ended Dec. 2, 2017 Total Revenues $ 3,976,719 $ 3,959,002 Selling, general and administrative expenses 1,062,598 1,086,857 Less: Depreciation and amortization (SG&A portion only) 67,905 72,128 Stock based compensation expense 1,317 7,186 Merger and Acquisition-related costs 4,175 6,550 Other 2,213 3,795 Adjusted EBITDA SG&A $ 986,988 $ 997,198 Adjusted EBITDA SG&A as a percent of revenue 24.82% 25.19%

PHARMACY SERVICES SEGMENT RESULTS 12 ($ in millions) Pharmacy Services Segment Results ($ in millions) 13 Weeks Ended Dec. 1, 2018 13 Weeks Ended Dec. 2, 2017 Revenues $ 1,525.8 $ 1,445.1 Cost of Revenues 1,423.3 1,346.3 Gross Profit 102.5 98.8 Selling, General and Administrative Expense (80.0) (79.7) Addback: Depreciation and Amortization 16.5 21.3 Other 2.6 - Adjusted EBITDA - Pharmacy Services Segment $ 41.6 $ 40.4

Revenues increased $80.7 million, primarily due to an increase in our Medicare Part D membership Adjusted EBITDA increased $1.2 million, primarily due to our increased Medicare Part D membership, partially offset by margin compression in our commercial business and SG&A investments we have made to support our current year and future growth Q3 - FY 2019 SUMMARY – PHARMACY SERVICES SEGMENT 13

FY 2018 FY 2016 FY 2017 Front End Sales Rx Sales COMPARABLE STORE SALES GROWTH 14 Script Count (1) (1) Script count growth shown on a 30-day equivalent basis. FY 2019 5.0% 3.3% 1.8% 0.5% 0.4% - 3.4% - 4.0% - 4.7% - 5.5% - 4.9% - 3.5% - 2.3% - 0.1% 1.6% 3.1% 0.9% 0.8% 0.7% 0.1% 1.5% 0.5% 0.1% 0.1% - 1.1% - 0.8% - 0.5% - 0.6% - 1.8% - 0.1% - 1.5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 3.6% 2.0% 2.0% 2.5% 2.8% 0.2% - 0.4% - 0.1% - 1.1% - 2.0% - 2.4% - 1.8% - 1.5% 1.1% 2.4%

CAPITALIZATION TABLE 15 ($ in thousands) Note: Debt in the capitalization table is shown net of unamortized debt issuance costs. Capitalization Table & Leverage ($ in thousands) December 1, 2018 March 3, 2018 Secured Debt: Senior secured revolving credit facility due January 2020 $ 1,237,993 $ (13,076) Other 90 90 1,238,083 (12,986) Unsecured Guaranteed Debt: 9.25% senior notes due March 2020 - 898,476 6.75% senior notes due June 2021 - 805,123 6.125% senior secured notes due April 2023 1,735,467 1,778,292 1,735,467 3,481,891 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 293,664 293,540 6.875% fixed-rate senior notes due December 2028 127,341 127,293 421,005 420,833 Lease financing obligations 42,177 52,554 Total Debt: 3,436,732 3,942,292 Current maturities of long-term debt and lease financing obligations (16,066) (21,031) Long-term debt & lease financing obligations, less current maturities $ 3,420,666 $ 3,921,261 Total Debt Gross 3,463,757 3,439,787 Less: Unamortized debt issue costs (27,025) (46,752) Plus: Unamortized premium on the 9.25% notes - 1,400 Total Debt per balance sheet $ 3,436,732 $ 3,391,635

PRO FORMA LEVERAGE RATIO 16 ($ in thousands) FY 2018 Debt Table (Dollars in thousands) December 2, 2017 Secured Debt: Senior secured revolving credit facility due January 2020 ($1,925,000 and $2,430,000 face value less unamortized debt issuance costs of $18,308 and $24,918) $ 1,906,692 Tranche 1 Term Loan (second lien) due August 2020 ($470,000 face value less unamortized debt issuance costs of $3,249 and $4,167) 466,751 Tranche 2 Term Loan (second lien) due June 2021 ($500,000 face value less unamortized debt issuance costs of $2,008 and $2,431) 497,992 Other secured 90 2,871,525 Unsecured Guaranteed Debt: 9.25% senior notes due March 2020 ($902,000 face value plus unamortized premium of $1,568 and $2,071 and less unamortized debt issuance costs of $5,575 and $7,527) 897,993 6.75% senior notes due June 2021 ($810,000 face value less unamortized debt issuance costs of $5,247 and $6,360) 804,753 6.125% senior secured notes due April 2023 ($1,800,000 face value less unamortized debt issuance costs of $22,777 and $25,984) 1,777,223 3,479,969 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 ($295,000 face value less unamortized debt issuance costs of $1,501 and $1,625) 293,499 6.875% fixed-rate senior notes due December 2028 ($128,000 face value less unamortized debt issuance costs of $723 and $771) 127,277 420,776 Lease financing obligations 57,990 Total Debt: 6,830,260 Current maturities of long-term debt and lease financing obligations (22,262) Long-term debt and lease financing obligations, less current maturities $ 6,807,998 Total Debt, gross: $ 6,889,647 Less: Unamortized debt issue costs 59,387 Total Debt per balance sheet: $ 6,830,260 Leverage Ratio New Slide: Dec. 1, 2018 Total Debt: $ 3,436,732 Less: Cash and cash equivalents (410,034) Add: Amount due to reinsurance carrier related to CMS 182,400 Less: Distribution center sale proceeds (157,063) Pro Forma Net Debt $ 3,052,035 Pro Forma LTM Adjusted EBITDA: Retail Pharmacy Segment 430,515 Pro Forma adjustment for TSA Fees 15,800 Pharmacy Services Segment 153,689 Pro Forma LTM Adjusted EBITDA $ 600,004 Pro Forma Leverage Ratio 5.09

FY 2019 GUIDANCE 17 ($ in thousands) RITE AID CORPORATION AND SUBSIDIARIES SUPPLEMENTAL INFORMATION RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE YEAR ENDING MARCH 2, 2019 (In thousands, except per share amounts) (unaudited) Guidance Range Low High Total Revenues $ 21,800,000 $ 21,950,000 Same store sales 0.50% 1.00% Gross Capital Expenditures $ 250,000 $ 250,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (485,000) $ (465,000) Adjustments: Interest expense 220,000 220,000 Income tax benefit (140,000) (135,000) Depreciation and amortization 360,000 360,000 LIFO charge 35,000 35,000 Lease termination and impairment charges 85,000 85,000 Goodwill and intangible asset impairment charges 375,000 375,000 Merger and Acquisition-related costs 34,000 34,000 Litigation settlement 18,000 18,000 Other 43,000 43,000 Adjusted EBITDA $ 545,000 $ 570,000

FY 2019 GUIDANCE (cont.) 18 ($ in thousands, except per share amounts) RITE AID CORPORATION AND SUBSIDIARIES SUPPLEMENTAL INFORMATION RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET INCOME GUIDANCE YEAR ENDING MARCH 2, 2019 (In thousands, except per share amounts) (unaudited) Guidance Range Low High Net loss $ (485,000) $ (465,000) Add back - Income tax benefit (140,000) (135,000) Loss before income taxes (625,000) (600,000) Adjustments: Amortization expense 120,000 120,000 LIFO charge 35,000 35,000 Goodwill and intangible asset impairment charges 375,000 375,000 Merger and Acquisition-related costs 34,000 34,000 Litigation settlement 18,000 18,000 Adjusted loss before adjusted income taxes (43,000) (18,000) Adjusted income tax benefit (10,000) (4,000) Adjusted net loss $ (33,000) $ (14,000) Diluted adjusted loss per share $ (0.03) $ (0.01)

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